SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K


                       Current Report Pursuant
                    to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  January 31, 1998
                                                   ----------------

                        Augment Systems, Inc.
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        (Exact Name of Registrant as Specified in its Charter)


                               Delaware
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            (State or Other Jurisdiction of Incorporation)


         0-22341                                  04-3089539
----------------------                    --------------------------
Commission File Number                    (I.R.S. Employer I.D. No.)


           2 Robbins Road, Westford, Massachusetts 01886
    ------------------------------------------------------------
    (Address of Principal Executive Offices, Including Zip Code)

                           (978) 392-8626
        ----------------------------------------------------
        (Registrant's Telephone Number, Including Area Code)


                           Not Applicable
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events
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          Pursuant to a request from The Nasdaq Stock Market, Inc.,
          the Registrant is filing herewith its unaudited Balance
          Sheet as of January 31, 1998.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          Annexed hereto is the unaudited Balance Sheet of Augment Systems, Inc. as of January 31, 1998.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AUGMENT SYSTEMS, INC.



Date:  April 16, 1998       By:  /s/ Duane A. Mayo
                                 ---------------------------------
                                 Duane A. Mayo
                                 Chief Financial Officer

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                           Current Report on Form 8-K

                              AUGMENT SYSTEMS, INC.

                                  EXHIBIT INDEX

Exhibit                                                        Sequential
Number         Description of Exhibit                          Page Number
-------        ----------------------                          -----------

EX-99          Unaudited balance sheet for the month                4
               ended January 31, 1998


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